ADVISER AND ADMINISTRATOR
      Aquila Management Corporation
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT SUB-ADVISER
      Ferguson, Wellman, Rudd,
        Purdy & Van Winkle, Inc.
      888 SW Fifth Avenue, Suite 1200
      Portland, Oregon 97204

BOARD OF TRUSTEES
      Lacy B. Herrmann, Chairman
      Vernon R. Alden
      Warren C. Coloney
      David B. Frohnmayer
      James A. Gardner
      Diana P. Herrmann
      Raymond H. Lung
      Richard C. Ross

OFFICERS
      Lacy B. Herrmann, President
      Sue McCarthy-Jones, Senior Vice President
      Nancy Kayani, Vice President
      Christine L. Neimeth, Vice President
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC Inc.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

INDEPENDENT AUDITORS
      KPMG PEAT MARWICK LLP
      345 Park Avenue
      New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

MARCH 31, 1998


AQUILA
CASCADIA
EQUITY FUND


[Graphic: Small picture of an antique pocket watch in front of a larger picture of a cascading waterfall]

ONE OF THE
AQUILAsm GROUP
OF FUNDS

AQUILA CASCADIA EQUITY FUND
ANNUAL REPORT


                                                          May 22, 1998

Dear Investor:

            We are very pleased to present you with this Annual Report for the first full year of operation of Aquila Cascadia Equity Fund. Our first report to you covered an abbreviated period.

            For the period of April 1, 1997 through March 31, 1998, the Class A Shares of the Fund provided an average annual total return of 30.42%1, without provision of sales charge.

            OUR "OWN BACKYARD"

            The investment philosophy of the Fund is to invest in our "own backyard." In this case, our "own backyard" consists of the seven states of the basically Pacific Northwest area, which we term the "Cascadia" region - Oregon, Washington, Idaho, Utah, Nevada, Alaska and Hawaii.

            Through our research, we have recognized that the Cascadia region of the United States is one of the fastest growing parts of our country. This fast growth encompasses population growth, job growth and diversification growth in terms of companies - all of which equates to sound economic growth. And, this in turn, equates to investment opportunities.

            What we have determined is that there are sufficiently broad enough capital appreciation possibilities right here within the Cascadia region. These capital appreciation opportunities can, in turn, lend themselves to providing investors with a good level of absolute return for their invested capital.

            Moreover, by investing in our "own backyard" - the Cascadia region - we are not faced with the problems that can occur and have occurred in other investment regions. Within the Cascadia region, we do not have problems with currency, accounting standards, language barriers, and all the other complexities of investing in other regions of the world. Some of the problems that are intrinsic to investing in other regions were amply brought to mind through the difficulties that relatively recently became apparent in the various countries of Asia.

            What has become equally apparent to us is that we have a substantial number of very good investment opportunities right here in our "own backyard" of the Cascadia states. Within the Cascadia region, we have a universe of well over 400 publicly-traded companies in which we can invest. We can then screen down from this universe a selective number of investment opportunities that will give us the kind of return we would like to see.

            THE FUND'S INVESTMENTS

            As you will note from the pie chart below, we have invested the Fund's assets primarily in the various states of the Cascadia region. From the other pie chart below you will notice that there are many market sectors within the Cascadia region that are represented in the portfolio.


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY REGION

Alaska           2.01%
Hawaii           5.85%
Idaho            5.70%
Oregon          21.49%
Utah             4.58%
Washington      36.30%
Nevada           7.50%
Other           16.57%

[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR

Basic Materials           6.7%
Capital Goods             5.7%
Communication Services    2.8%
Consumer Cyclicals       19.9%
Consumer Staples          4.4%
Energy                    8.3%
Finance                  17.7%
Healthcare                6.9%
Technology               10.4%
Transportation            4.4%
Utilities                11.6%
Other                     1.2%

            There is listed below the top ten holdings of the Fund as of March 31, 1998.

                       PERCENTAGE
 COMPANY               OF NET ASSETS      STATE            MARKET SECTOR
 Fred Meyer              6.8%             Oregon           Consumer Cyclicals
 Costco                  4.2%             Washington       Consumer Cyclicals
 Washington Federal      3.5%             Washington       Finance
 Washington Mutual       3.5%             Washington       Finance
 SAFECO                  3.2%             Washington       Finance
 First Hawaiian          2.8%             Hawaii           Finance
 Valero Energy           2.6%             Texas            Energy
 Atlantic Richfield      2.6%             California       Energy
 Microsoft               2.6%             Washington       Technology
 Albertson's             2.2%             Idaho            Consumer Staples

            While the individual holdings in the Fund and those which make up the top ten will vary over time, there is a common denominator in their selection.

            This common denominator is one of investing for capital appreciation. By this we mean that our portfolio management approach focuses upon individual companies whose securities can be bought at attractive levels considering their growth rate in earnings and overall prospects for the future.

            PERFORMANCE RESULTS

            As of March 31, 1998, the Aquila Cascadia Equity Fund had been in operation for a period of a little over 1 1/2 years. As you will note from the chart below, had a hypothetical investment of $10,000 been made at the inception of the Fund, it would have grown to $14,075. In other words, the Fund has produced a very respectable return on investors' capital.


[Graphic of area chart with the following information:]

GROWTH OF $10,000 SINCE INCEPTION (WITHOUT SALES CHARGES)2

 9/96              $10,000
12/96               10,758
 3/97               10,791
 6/97               12,158
 9/97               13,283
12/97               13,100
 3/98               14,075

            Our intent is to continue finding securities which can provide investors with a highly acceptable absolute return through investing for capital appreciation in companies in our "own backyard" of the Cascadia region.

            YOUR CONFIDENCE APPRECIATED

            Your investment in Aquila Cascadia Equity Fund is greatly appreciated. We value your trust and will do our best to merit your continued confidence.

                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees


1 In keeping with industry standards, the total return figure indicated above does not include sales charges, but does reflect reinvestment of dividends and capital gains, if any. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. A portion of management fees and certain other expenses are being absorbed. Returns would be less if sales charges, management fees, and expenses, were fully applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment cost upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

2  Cumulative results of a hypothetical $10,000 investment in Class
   A Shares are shown from the period of inception through 3/31/98. The portfolio of the Fund is subject to change and as a consequense, past performance does not guarantee future results.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

            The Aquila Cascadia Equity Fund has been managed, since its inception, to provide capital appreciation through selection of equity securities, with a value bias. The Fund's universe of companies are primarily within the seven state "Cascadia" region.

            The graph below illustrates the value of $10,000 invested in Class A shares of the Fund since the commencement of its investment operations on September 9, 1996 and maintaining this investment through the Fund's latest fiscal year-end, March 31, 1998, as compared with a hypothetical similar size investment in the Standard &Poor's MidCap 400 Index (the "Index") over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4.25% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of dividends and capital gains distributions, if any, without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses, but does reflect reinvestment of dividends. The performance of the Fund's other classes may be greater or lesser than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be noted that the Index is a nationally-oriented, unmanaged portfolio of 400 equity securities, of mid-capitalization companies. However, the Fund's investment portfolio consisted over the same period of a significantly lesser number of equity securities, primarily of companies domiciled in the seven state, "Cascadia region". The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which may well result in variances from the market action of the securities in the nationally-oriented index.

            Consequently, much of the difference in performance of the Index versus the Fund can be attributed to the fact that there is no initial sales charge applicable to the Index, nor are there annual operating expenses with the Index as is the case with the Fund. Additionally, a portion of the difference in performance can be attributed to the different characteristics of the regional market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

            Even with a short investment history, the pattern of the Fund's results and that of the Index over the period since commencement of the Fund's investment operations do, however, have a high correlation of return, even though they are not entirely comparable in character.


[Graphic of line chart with the following information:]

PERFORMANCE COMPARISON

              S&P MidCap 400 Index      Fund After Sales Charge and Expenses
9/9/96        $10,000                   $9,575
  9/96         10,444                    9,840
 12/96         11,076                   10,303
  3/97         10,912                   10,335
  6/97         12,516                   11,644
  9/97         14,528                   12,721
 12/97         14,649                   12,546
  3/98         16,262                   13,480

[Graphic of table with the following information:]

FUND'S AVERAGE ANNUAL TOTAL RETURN

For the Period Ended March 31, 1998    1 Year    Life of Fund Since 9/9/96
Including Sales Charge and Expenses    24.93%    21.15%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

EQUITY MARKET OVERVIEW

Falling interest rates, low inflation, surging cash flows and rising corporate profits provided an exceptional backdrop for equity investments over the past twelve months. Virtually all of the popular indices finished the year at record highs. Cascadia was no exception, with the Fund's Class A shares enjoying a total return of 30.4% over the 12-month period ended March 31, 1998.

How deserving are we U.S. shareholders of this very good fortune? Let the facts be our guide: the United States created more private-sector jobs in January than the entire continent of Europe since the early 1980's. After decades of running huge budget deficits, and issuing billions of bonds to finance them, we are now running a modest surplus. In all of U.S. financial history, we have never had a stretch like this one in terms of either profit margin expansion or profit growth. We're now in our eighth consecutive year of expansion (with no apparent end in sight, as fourth quarter GDP growth was a torrid 3.7%), and inflation continues to come in at levels below 2%. Investor cash flows into equities remain at astounding levels, while mergers (and mega-mergers of late) continue to reduce shares available for investment. Finally, there seems to be no let up in the wave of productivity gains that has boosted corporate margins, and left much of the world in our dust.

CASCADIA REGION

As has been the case throughout the nation, in 1997, mergers and acquisitions continued to reshape the face of many industries across our region. Especially noteworthy was the acquisition of US Bancorp by Minneapolis based First Bank Systems (though the combined entity elected to retain the US Bank name). Additional activity included the purchase of McDonnell Douglas by Boeing, and Fred Meyer's acquisitions of Smith's Foods, Quality Food Centers and Ralph's Grocery.

We expect continued economic health for the Cascadia region in 1998. The region that has been a star of the U.S. economy in recent years should grow at a rate in excess of the nation as a whole, though at a less frenetic pace than in 1997. Population growth in the region has settled down from the extraordinarily high rates in the early 1990's and is forecast to give the region less of a lift than in the past. Similarly, employment growth decelerated to 3.2% in 1997 and is expected to fall further to approximately 2.5% in the year ahead. Paul Warner, the Economist for the state of Oregon explained that the region's economy "has just dropped into a lower gear."
The region's slower growth reflects among other factors, California's upturn (Californians stay put rather than moving), a growing scarcity of labor, and a fading of the region's cost advantages (cheap land, labor and housing) that attracted many new industries in the first place.

No economic forecast for the region is complete without an Asian modifier. Without any doubt, the melt-down that started last spring in Thailand and spread throughout Asia will affect the rate of growth in the Cascadia region. Asia, including Japan, accounts for nearly 60% of the Pacific Northwest's merchandise exports, compared with 30% for the U.S. as a whole. Recently published McGraw-Hill data revealed that the Northwestern states export three times as much per-capita to Asia as the U.S. average. Despite diminished demand from the major developing nations of Southeast Asia, the very same survey forecasts that Cascadia's aggregate states will once again surpass the U.S. national growth rate.

The region's marquee companies; Microsoft, Boeing, Intel (Oregon's largest industrial employer), Micron Technology, constitute a world-class line-up. These and other companies that call the region home or that have substantial operations here are likely to play leading roles in the "brain-driven" growth industries of the 21st century.

CONCLUSION

We remain optimistic about the investment opportunities in the Cascadia region. We will continue to apply our rigorous disciplines in our search for value within our universe of stocks. We are confident that 1998 will continue to bring strong economic growth to Cascadia and that these favorable conditions will drive the earnings prospects of the region's constituent companies.

KPMG Peat Marwick LLP
Certified Public Accountants

                         INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Cascadia Equity Fund:

          We have audited the accompanying statement of assets and liabilities of Aquila Cascadia Equity Fund, including the statement of investments, as of March 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from August 13, 1996 (commencement of operations) through March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Cascadia Equity Fund as of March 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 13, 1996 (commencement of operations) through March 31, 1997, in conformity with generally accepted accounting principles.

                                                KPMG Peat Marwick LLP

New York, New York
May 8, 1998

AQUILA CASCADIA EQUITY FUND
STATEMENT OF INVESTMENTS
MARCH 31, 1998

MARKET
SHARES             COMMON STOCKS - 98.8%                           VALUE
                   BASIC MATERIALS - 6.7%
                   Iron &Steel - 4.3%
   9,100           Northwest Pipe Co.+                            $  197,925
   9,400           Oregon Steel Mills Inc.                           206,800
  12,300           Schnitzer Steel Industries                        300,581
                                                                     705,306

                   Paper & Forest Products - 2.4%
   3,950           Pope & Talbot Inc.                                 59,991
   4,100           Weyerhaeuser Co.                                  231,650
   2,600           Williamette Industries                             97,662
                                                                     389,303
                   CAPITAL GOODS - 5.7%
                   Aerospace/Defense - 1.9%
   4,000           Boeing                                            208,500
   2,300           Thiokol Corp.                                     111,119
                                                                     319,619
                   Machinery (Diverse) - 1.9%
   9,300           Cascade Corp.                                     150,544
   3,850           Esterline Technology Corp.+                       162,422
                                                                     312,966
                   Trucks &Parts - 1.9%
   5,130           PACCAR Inc.                                       305,556

                   COMMUNICATION SERVICES - 2.8%
                   Long Distance/Telephone
   3,700           AT&T Corporation                                  242,812
   3,600           GTE Corp.                                         215,550
                                                                     458,362
                   CONSUMER CYCLICALS - 19.9%
                   Building Materials/Building Supply - 4.0%
  19,300           Building Materials Holding+                       262,963
  10,400           Eagle Hardware and Garden +                       183,300
   6,430           TJ International Inc.                             205,760
                                                                     652,023
                   Specialized Services - 2.1%
   5,400           Franklin Covey Co.+                               131,287
  24,000           Seattle FilmWorks, Inc. +                         219,000
                                                                     350,287

                   Footwear - 0.7%
   2,400           Nike Inc. Class B                                 106,200

                   Gaming &Lottery - 0.7%
   4,400           Mirage Resorts Inc.+                              106,975

                   Retail - General Merchandise/Specialty - 12.4%
  12,800           Costco Cos Inc.+                                  683,200
  24,058           Fred Meyer Inc.+                                1,111,179
  16,800           Hollywood Entertainment Corp. +                   235,200
                                                                   2,029,579

                   CONSUMER STAPLES - 4.4%
                   Foods - 0.9%
   3,050           Nabisco Holdings Corp.                            142,969

                   Restaurants - 1.3%
   4,700           Starbucks Corporation +                           212,969

                   Retail - Food Chains - 2.2%
   6,880           Albertsons Inc.                                   362,060

                   ENERGY - 8.3%
                   Oil & Gas - Refining &Marketing - 4.1%
   7,000           Quaker State Corporation                          131,688
   3,000           Ultramar Diamond Shamrock Corporation             105,750
  12,800           Valero Energy Corp.                               427,200
                                                                     664,638
                   Oil - Domestic - 2.5%
   5,350           Atlantic Richfield Co.                            420,644

                   Oil - Exploration & Production/Drill
                   & Equipment - 1.7%
   4,200           Apache Corp.                                      154,350
   2,800           Tidewater, Inc.                                   122,675
                                                                     277,025

                   FINANCE - 17.7%
                   Banks - Major Regional - 6.2%
  11,500           First Hawaiian Inc.                               460,000
   3,500           Klamath First Bancorp Inc.                         80,500
   2,150           National Bancorp of Alaska Inc.                   326,800
   6,000           Pacific Century Financial Corp.                   142,875
                                                                   1,010,175
                   Insurance - Property - 3.1%
   9,400           SAFECO Corp.                                      513,769

                   Savings &Loan - 8.4%
   5,100           Interwest Bancorp Inc.                            230,137
  20,803           Washington Federal Inc.                           577,283
   7,850           Washington Mutual Inc.                            562,992
                                                                   1,370,412

                   HEALTHCARE - 6.9%
                   Diverse - 1.8%
   7,150           Sierra Health Services +                          285,106

                   Medical Products &Supply/Drugs - 5.1%
   3,800           ATL Ultrasound Inc.+                              193,325
  10,500           Ballard Medical Products                          283,500
  10,000           Spacelabs Medical Inc.+                           221,250
  14,000           Theratech +                                       138,250
                                                                     836,325

                   TECHNOLOGY - 10.4%
                   Computer Hardware &Software Services - 5.3%
   1,890           Hewlett-Packard Co.                               119,779
   7,940           In Focus Systems Inc.+                             71,460
  12,420           Iomega Corp.+                                      85,388
   6,870           Micron Electronics Inc.+                           87,163
   4,680           Microsoft Corp.+                                  418,860
   5,020           Sequent Computer Systems Inc.+                     91,615
                                                                     874,265
                   Electronics - 5.1%
   4,880           Fluke Corp.                                       116,510
   4,430           Intel Corp.                                       345,817

                   Electronics (continued)
   9,300           Mosaix +                                          109,275
  11,230           Pragitzer Industries Inc.+                        106,685
   3,375           Tektronix Inc.                                    150,609
                                                                     828,896

                   TRANSPORTATION - 4.4%
                   Air Freight/Airlines - 3.1%
   3,400           Airborne Freight Corporation                      127,925
   4,150           Alaska Air Group Inc.+                            224,878
   5,000           Amerco +                                          153,750
                                                                     506,553
                   Railroads- 1.3%
  11,850           Greenbrier Companies Inc.                         204,412

                   UTILITIES - 11.6%
                   Electric Companies - 8.4%
   8,500           Hawaiian Electric Industries                      352,750
   8,900           Nevada Power Co.                                  238,075
  13,350           Pacificorp                                        328,744
   3,545           PG&E Corp.                                        116,985
   7,300           Puget Sound Energy, Inc.                          205,769
   5,200           Washington Water Power                            127,400
                                                                   1,369,723

                   Natural Gas - 3.2%
   8,300           Southwest Gas Corporation                         173,262
  10,900           Williams Companies Inc.                           348,800
                                                                     522,062

               Total Common Stocks (cost $12,762,586*)   98.8%    16,138,179
               Other assets in exess of liabilities       1.2        188,782
               Net Assets                               100.0%   $16,326,961

                   * Cost for Federal tax purposes is identical.
                   + Non-income producing security.

             See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

ASSETS
  Investments at market value (identified cost $12,762,586)     $  16,138,179
  Cash                                                                209,990
  Deferred organization expenses (note 2)                              67,232
  Dividends receivable                                                  6,679
  Receivable for Fund shares sold                                         530
    Total assets                                                   16,422,610

LIABILITIES
  Management fees payable                                              64,556
  Accrued expenses                                                     26,886
  Distribution fees payable                                             3,629
  Payable for Fund shares redeemed                                        578
    Total liabilities                                                  95,649

NET ASSETS                                                      $  16,326,961

  Net Assets consist of:
  Capital Stock - Authorized an unlimited number of shares
    par value $.01 per share                                    $       9,649
  Additional paid-in capital                                       13,030,325
  Accumulated net loss on investments                                (88,606)
  Net unrealized appreciation on investments                        3,375,593
                                                                $  16,326,961
CLASS A
  Net Assets                                                    $   2,709,443
  Capital shares outstanding                                          160,415
  Net asset value and redemption price per share                $       16.89
  Offering price per share (100/95.75 of $16.89 adjusted
    to nearest cent)                                            $       17.64

CLASS C
  Net Assets                                                    $     968,275
  Capital shares outstanding                                           57,782
  Net asset value and offering price per share                  $       16.76
  Redemption price per share (*generally, a charge of 1%
    is imposed on the proceeds of shares redeemed during
    the first 12 months after purchase)                         $      16.76*

CLASS Y
  Net Assets                                                    $  12,649,243
  Capital shares outstanding                                          746,735
  Net asset value, offering and redemption price per share      $       16.94

  See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

INVESTMENT INCOME:
  Dividends                                                           $208,883

Expenses:
  Advisory and Administrative fees (note 3)             $105,152
  Sub-Advisory fees (note 3)                              91,986
  Transfer and shareholder servicing agent fees           30,671
  Shareholders' reports                                   24,891
  Legal fees                                              20,863
  Amortization of organization expenses (note 2)          19,677
  Audit and accounting fees                               12,321
  Registration fees                                       12,225
  Distribution and service fees (note 3)                  11,659
  Trustees' fees and expenses                              8,877
  Custodian fees (note 6)                                  2,858
  Miscellaneous                                            3,143
                                                         344,323

  Advisory and Administrative fees waived (note 3)       (72,874)
  Sub-Advisory fees waived (note 3)                      (59,708)
  Expenses paid indirectly (note 6)                       (2,858)
    Net expenses                                                       208,883
    Net investment income                                                    0

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from securities transactions         (80,008)
  Unrealized appreciation on investments               3,421,448

  Net realized and unrealized gain on investments                    3,341,440
  Net increase in net assets resulting from operations            $  3,341,440

See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED       PERIOD ENDED
                                                              MARCH 31, 1998     MARCH 31, 1997*
OPERATIONS:
  Net investment income                                        $          -       $          -
  Net realized (loss) from securities transactions                  (80,008)            (8,598)
  Unrealized appreciation (depreciation) on investments           3,421,448            (45,855)
    Change in net assets from operations                          3,341,440            (54,453)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
  Class A Shares:
  Net investment income                                                   -                  -
  Net realized gain on investments                                        -                  -

  Class C Shares:
  Net investment income                                                   -                  -
  Net realized gain on investments                                        -                  -

  Class Y Shares:
  Net investment income                                                   -                  -
  Net realized gain on investments                                        -                  -
    Change in net assets from distributions                               -                  -

CAPITAL SHARE TRANSACTIONS (NOTE 7):
  Proceeds from shares sold                                       3,917,385         10,689,463
  Reinvested dividends and distributions                                  -                  -
  Cost of shares redeemed                                          (291,310)       (1,276,565)
    Change in net assets from capital share transactions          3,626,075          9,412,898
    Change in net assets                                          6,967,515          9,358,445

NET ASSETS:
  Beginning of period                                             9,359,446              1,001
  End of period                                                $ 16,326,961       $  9,359,446

     * For the period August 13, 1996 (commencement of operations) through
       March 31, 1997.

  See accompanying notes to financial statements.

AQUILA CASCADIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

      Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

      The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Management affairs of the Fund are conducted through two separate management arrangements.

      Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

      The Fund also has an Investment Sub-Advisory Agreement with Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc. (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.

      For the year ended March 31, 1998, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $105,152 and $91,986, respectively, of which amounts $72,874 and $59,708, respectively, were voluntarily waived.

      Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended March 31, 1998, service fees on Class A Shares amounted to $5,964, of which the Distributor received $430.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 1998, amounted to $4,271. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 1998, amounted to $1,424. The total of these payments with respect to Class C Shares amounted to $5,695, of which the Distributor received $3,813.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the

Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 1998, the Distributor received sales commissions in the amount of $3,253.

4. PURCHASES AND SALES OF SECURITIES

      For the year ended March 31, 1998, purchases of securities and proceeds from the sales of securities aggregated $7,506,100 and $3,562,089, respectively.

      At March 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $3,680,072 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $304,479, for a net unrealized appreciation of $3,375,593.

5. DISTRIBUTIONS

      The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually to shareholders.

      Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. There were no distributions made by the Fund during the year ended March 31, 1998.

      At March 31, 1998 the Fund had a capital loss carryover of approximately $11,000 of which $3,400 expires on March 31, 2005 and $7,600 expires on March 31, 2006. This amount is available to offset future net realized gains on securities transactions to the extent provided for in the Code and it is probable the gains so offset will not be distributed.

6. CUSTODIAN FEES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended March 31, 1998, the Fund's custodian fees amounted to $2,858, all of which was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                                  Year Ended                         Period Ended
                                                March 31, 1998                      March 31, 1997*
                                             Shares            Amount            Shares            Amount
CLASS A SHARES:
        Proceeds from shares sold            49,363          $731,824           125,725        $1,640,953
        Reinvested dividends and
          distributions                           -                 -                 -                 -
        Cost of shares redeemed             (13,668)         (208,024)           (1,088)          (13,804)
          Net change                         35,695           523,800           124,637         1,627,149

CLASS C SHARES:
        Proceeds from shares sold            34,340           527,248            27,271           359,661
        Reinvested dividends and
          distributions                           -                 -                 -                 -
        Cost of shares redeemed              (3,627)          (56,704)             (202)           (2,743)
          Net change                         30,713           470,544            27,069           356,918

CLASS Y SHARES:
        Proceeds from shares sold           177,746         2,658,313           674,409         8,688,849
        Reinvested dividends and
          distributions                           -                 -                 -                 -
        Cost of shares redeemed              (1,618)          (26,582)          (103,802)      (1,260,018)
          Net change                        176,128         2,631,731           570,607         7,428,831

Total transactions in Fund
        shares                              242,536    $    3,626,075           722,313    $    9,412,898


     *  For the period from August 13, 1996 (commencement of operations)
        through March 31, 1997.


AQUILA CASCADIA EQUITY FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                              Class A                         Class C                         Class Y
                                           Year       Period(1)            Year       Period(1)            Year       Period(1)
                                          Ended           Ended           Ended           Ended           Ended           Ended
                                 March 31, 1998  March 31, 1997  March 31, 1998  March 31, 1997  March 31, 1998  March 31, 1997
Net Asset Value, Beginning of
  Period                                 $12.95          $12.00          $12.95          $12.00          $12.96          $12.00

Income from Investment Operations:
  Net investment income (loss)                -               -               -               -               -               -
  Net gain on securities (both
    realized and unrealized)               3.94            0.95            3.81            0.95            3.98            0.96
  Total from Investment Operations         3.94            0.95            3.81            0.95            3.98            0.96

Less Distributions (note 5):
  Dividends from net investment
    income                                    -               -               -               -               -               -
  Distributions from capital gains            -               -               -               -               -               -
  Total Distributions                         -               -               -               -               -               -

Net Asset Value, End of Period           $16.89          $12.95          $16.76          $12.95          $16.94          $12.96

Total Return (not reflecting sales
  charge) (%)                             30.42            7.92+          29.42            7.92+          30.71           8.00+

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                         2,709           1,615             968             350          12,649           7,393
  Ratio of Expenses to Average Net
    Assets (%)                             1.75            1.18*           2.51            1.22*           1.50            1.24*
  Ratio of Net Investment Income to
    Average Net Assets (%)                (0.16)           0.00*          (0.94)           0.00*           0.09            0.00*
  Portfolio Turnover Rate (%)             29.38            3.53+          29.38            3.53+          29.38            3.53+
  Average Commission Rate Paid** ($)     0.0656          0.0672          0.0656          0.0672          0.0656          0.0672

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Sub-Adviser's voluntary waiver of fees, the voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:

  Net Investment Income ($)               (0.18)          (0.29)         (0.30)        (0.35)          (0.14)          (0.27)
  Ratio of Expenses to Average Net
    Assets (%)                             2.78            4.79*          3.55          5.55*           2.53            4.54*
  Ratio of Net Investment Income to
    Average Net Assets (%)                (1.19)          (3.61)*        (1.98)        (4.33)*         (0.94)          (3.30)*


     +   Not annualized.
     *   Annualized.
     **  Represents the average per share broker commission rate paid by the
         Fund in connection with the execution of its portfolio transactions in equity securities on which commissions were charged.
     (1) For the period August 13, 1996 (commencement of operations) through
         March 31, 1997.


  See accompanying notes to financial statements.

